EXHIBIT NO. 10.1

                            ELEVENTH AMENDMENT TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT

     ELEVENTH AMENDMENT dated as of August 29, 1997 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by, or the terms thereof waived by, the Waiver and First Amendment thereto dated as of February 16, 1996, the Second Amendment thereto dated as of May 10, 1996, the Third Amendment thereto dated as of September 11, 1996, the Fourth Amendment thereto dated as of January 13, 1997, the Fifth Amendment thereto dated as of March 7, 1997, the Waiver and Sixth Amendment thereto dated as of April 4, 1997, the Seventh Amendment thereto dated as of May 6, 1997, the Eighth Amendment thereto dated as of June 9, 1997, the Waiver thereto dated as of July 25, 1997, the Waiver and Ninth Amendment thereto dated as of July 31, 1997, the Waiver thereto dated as of August 7, 1997, the Waiver thereto dated as of August 14, 1997, and the Waiver thereto dated as of August 21, 1997, the Waiver and Tenth Amendment thereto dated as of August 29, 1997, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the lending institutions from time to time party thereto as lenders each constituting a Bank (as defined therein) (the "Required Banks"), and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                              W I T N E S S E T H :

     The parties hereto hereby agree as follows:


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     Section 1. Amendments. (a) Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended by deleting Section 1.8(d) of the Credit Agreement in its entirety and inserting the following in its place and stead:

          (d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, monthly in arrears on the last Business Day of each calendar month, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period of longer than one month, monthly on each date occurring one or more months after the first day of such Interest Period and (iii) in respect of each Loan, on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

     Section 2. Effectiveness. This Amendment shall become effective, as of August 29, 1997, when the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks". The aforesaid execution and delivery may be effected by delivery and receipt by facsimile transmission. It is agreed that so long as any interest payment due as a result of this Amendment is paid by the close of business on October 14, 1997, no Default or Event of Default shall be deemed to have occurred as a result of this Amendment becoming effective and, accordingly, no additional interest shall be payable pursuant to Section 1.8(c) of the Credit Agreement.

     Section 3. Status of Credit Documents. (a) This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, (i) the terms, provisions and conditions of the Credit Documents, (ii) the terms and provisions of the Further Assurances Agreement dated as of June 15, 1995, as modified in writing prior to the date hereof, between the Borrower and the Agent, and (iii) the Liens granted under the Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

     (b) No amendment of any terms or provisions of the Credit Agreement granted hereunder shall relieve the Borrower from complying with such terms and provisions other than as amended hereby or from complying with any other term or provision of the Credit Agreement.

     Section 4. Counterparts. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.



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     Section 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH, AND SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.



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     IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Eleventh Amendment to the Amended and Restated Credit Agreement as of the date first above written.


                                    THE GRAND UNION COMPANY


                                    By: /s/ Jeffrey P. Freimark
                                       -----------------------------------------
                                       Name: Jeffrey P. Freimark
                                       Title: E.V.P. C.F.A.O.


                                    BANKERS TRUST COMPANY,
                                      Individually and as Agent


                                    By: /s/ Allan M. Stewart
                                       -----------------------------------------
                                       Name: Allan M. Stewart
                                       Title: Managing Director


                                    CARGILL FINANCIAL SERVICES CORP.


                                    By: /s/ Patrick J. Halloran
                                       -----------------------------------------
                                       Name: Patrick J. Halloran
                                       Title: V.P.


                                    FLEET CAPITAL CORPORATION


                                    By: /s/ Theresa M. Earley
                                       -----------------------------------------
                                       Name: Theresa M. Earley
                                       Title: V.P.


                                    GOLDMAN SACHS CREDIT PARTNERS LP


                                    By: /s/ John Urban
                                       -----------------------------------------
                                       Name: John Urban
                                       Title: Authorized Signatory


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                                    HELLER FINANCIAL, INC.


                                    By: /s/ Tom Bukowski
                                       -----------------------------------------
                                       Name: Tom Bukowski
                                       Title: V.P.


                                    LEHMAN COMMERCIAL PAPER INC.


                                    By: /s/ Michelle Swanson
                                       -----------------------------------------
                                       Name: Michelle Swanson
                                       Title: Authorized Signatory


                                    ML CBO IV (CAYMAN) LTD, LLC and
                                    PROTECTIVE LIFE

                                    By:  Protective Asset Management,
                                         as Collateral Manager


                                    By: /s/ Illegible
                                       -----------------------------------------
                                       Name: Illegible
                                       Title: E.V.P.


                                    QUANTUM PARTNERS LDC


                                    By:________________________
                                       Name:
                                       Title:


                                    SWISS BANK CORPORATION, LONDON BRANCH


                                    By:________________________
                                       Name:
                                       Title:



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     The foregoing Eleventh Amendment to the Amended and Restated Credit
Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:


                           MERCHANDISING SERVICES, INC.
                           GRAND UNION STORES, INC. OF VERMONT
                           GRAND UNION STORES OF NEW HAMPSHIRE, INC.
                           SPECIALTY MERCHANDISING SERVICES, INC.


                           By: /s/ Jeffrey P. Freimark
                              ------------------------------------
                              Name: Jeffrey P. Freimark
                              Title: E.V.P. C.F.A.O.



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